10. RELATED PARTY TRANSACTIONS	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Related Party Transactions [Abstract]
10. RELATED PARTY TRANSACTIONS

Preferred Dividends – The Company accrued and paid cash dividends in respect of its Series B Preferred Stock of $949,000 for the nine months ended September 30, 2012, and accrued but did not pay cash dividends of $946,000 for the nine months ended September 30, 2011. On August 21, 2012, the Company entered into an agreement with the Series B Preferred Stock holders under which the Company issued 2,360,000 shares of its common stock in payment of $732,000 of the total $7,315,000 of accrued and unpaid dividends in respect of the Series B Preferred Stock. In addition, the holders of the Series B Preferred Stock agreed to forebear from exercising any rights they may have with respect to the unpaid dividends until January 1, 2014. The Company had accrued and unpaid dividends in respect of its Series B Preferred Stock of $6,583,000 and $7,315,000 as of September 30, 2012 and December 31, 2011, respectively.

Note Payable to Related Party – The Company had a note payable to its Chief Executive Officer totaling $750,000 as of September 30, 2012 and December 31, 2011. This note matures on March 31, 2013.

Preferred Dividends – The Company had accrued and unpaid dividends in respect of its Series B Preferred Stock of $7,315,000 and $6,050,000 as of December 31, 2011 and 2010, respectively.

Notes Payable to Related Parties – The Company had notes payable to its Chairman of the Board and its Chief Executive Officer totaling $750,000 and $1,250,000 as of December 31, 2011 and 2010, respectively. On November 30, 2011, the Company paid $500,000 in principal under these notes. On October 29, 2010, the Company paid all accrued interest and $750,000 in principal under these notes. On November 5, 2010, the Company entered into amendments to these notes, extending the maturity date to March 31, 2012. On March 7, 2012, the maturity date was further extended to March 31, 2013.

Notes Payable to Related Party – In November 2008, the Company restructured certain construction related loans of $30,000,000 in the aggregate with Lyles United by paying all accrued and unpaid interest thereon and issuing an amended and restated promissory note in the principal amount of $30,000,000. The amended and restated promissory note was due March 15, 2009 and accrued interest at the Prime Rate of interest, plus 3.00%.

In October 2008, upon completion of the Stockton facility, the Company converted final unpaid construction costs to an unsecured note payable. The note payable was between the Company and Lyles Mechanical Co. in the principal amount of $1,500,000 and was due with accrued interest on March 31, 2009. Interest accrued at the Prime Rate of interest, plus 2.00%.

In February 2009, the Company notified Lyles United and Lyles Mechanical Co. (collectively, “Lyles”) that it would not be able to pay off its notes due March 15 and March 31, 2009 and as a result, entered into a forbearance agreement. Under the terms of the forbearance agreement, Lyles agreed to forbear from exercising rights and remedies against the Company through April 30, 2009. These forbearances were not extended.

In March 2010, the Company announced agreements designed to satisfy its indebtedness to Lyles. Socius CG II, Ltd. (“Socius”) entered into purchase agreements with Lyles under which Socius would purchase claims in respect of the Company’s indebtedness in tranches of up to $5,000,000, which claims Socius would then settle in exchange for shares of the Company’s common stock. Each tranche was to be settled in exchange for the Company’s common stock valued at a 20% discount to the volume weighted average price of the Company’s common stock over a predetermined trading period, which ranged from five to 20 trading days, immediately following the date on which the shares were first issued to Socius.

Under this arrangement, the Company issued shares to Socius which settled outstanding debt previously owed to Lyles in four successive transactions. For the year ended December 31, 2010, the Company issued an aggregate of 3,441,000 shares with an aggregate fair value of $21,159,000 in exchange for $19,000,000 in debt extinguishment, resulting in an aggregate loss of $2,159,000. The Company determined fair value based on the closing price of its shares on the last day of the applicable trading period, which was the date the net shares to be issued were determinable by the Company.

On October 6, 2010, the Company paid in full all remaining principal, accrued interest and fees owed to Lyles using the proceeds from the sale of its interest in Front Range and the issuance and sale of the convertible notes and 2010 Warrants.

Consulting Agreement – Ryan Turner – In November 2009, the Company entered into a consulting agreement with Ryan W. Turner, who is the son-in-law of the Company’s Chairman of the Board, at $20,000 per month for consulting services relating to the Company’s restructuring efforts. The Company paid Mr. Turner an aggregate of $23,100 for the year ended December 31, 2010. As of December 31, 2010, the Company had no outstanding accounts payable to Mr. Turner. The Company’s consulting relationship with Mr. Turner was terminated in connection with his appointment to the Company’s Board of Directors in February 2010. Mr. Turner did not seek reelection in 2011 and is no longer a member of the Company’s Board of Directors.

Consulting Agreement – Michael Kandris – On December 30, 2011, the Company entered into an Independent Contractor Services Agreement with Michael Kandris, a member of the Company’s Board of Directors, appointing him as a consultant to the Company with supervisory responsibility for ethanol plant operations, under the direction of the Company’s Chief Executive Officer. The agreement became effective as of January 1, 2012. Mr. Kandris is to receive compensation as set forth in each statement of work. The current statement of work provides that Mr. Kandris shall receive bi-weekly payments in the amount of approximately $8,500. The agreement has an initial term of one year, and may be renewed by mutual agreement for successive one-year terms.